EXHIBIT 10.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 16, 2011, between Rosetta Genomics Ltd., a company organized under the laws of the State of Israel (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1          Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for calculating Business Days with respect to any action to be taken by the Company hereunder, Friday after 1:00 p.m. (New York City time) shall not be considered a Business Day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Company Israeli Counsel” means Tulchinsky Stern Marciano Cohen Levitsky & Co., with offices located at 4 Berkowitz St., Tel Aviv 64238, Israel.

“Company U.S. Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., with offices located at One Financial Center, Boston, MA 02111.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except as set forth on Schedule 3.1(g)), (c) securities issued pursuant to stock splits, stock dividends or distributions, recapitalizations and similar events affecting the Ordinary Shares, (d) ordinary shares issued by the Company’s majority owned subsidiary, Rosetta Green Ltd., in an initial public offering in Israel under the securities laws of the State of Israel as described on Schedule 3.1(a), (e) securities issued in connection with a concurrent private placement transaction as described on Schedule 3.1(g) (the “Concurrent Private Placement”) and (f) securities issued pursuant to mergers, acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FDA” shall have the meaning ascribed to such term in Section 3.1(gg).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Ordinary Shares” means the ordinary shares of the Company, par value NIS 0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Per Share Purchase Price” equals $0.60, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the base prospectus included in the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at or prior to the Closing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the effective registration statement with Commission file No. 333-163063 which registers the sale of the Shares, the Warrants and the Warrant Shares by the Purchasers.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

 “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Ordinary Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Ordinary Shares).

 “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 59 Maiden Lane New York, New York 10038 and a facsimile number of 718-236-4588, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Ordinary Shares purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five years from the date of issuance, in the form of Exhibit A attached hereto.

“Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrants.

“WS” means Weinstein Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

ARTICLE II.
PURCHASE AND SALE

2.1          Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly,  agree to purchase, up to an aggregate of $3,275,202.60 of Shares and Warrants (as determined in accordance with Section 2.2(a) below).  Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company U.S. Counsel or such other location as the parties shall mutually agree.

2.2          Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)           this Agreement duly executed by the Company;

(ii)          a legal opinion of Company U.S. Counsel, in form and substance reasonably satisfactory to WS;

(iii)         a legal opinion of Company Israeli Counsel, in form and substance reasonably satisfactory to WS;

(iv)         a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver via the Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v)         a Warrant registered in the name of such Purchaser to purchase up to a number of Ordinary Shares equal to 50% of such Purchaser’s Shares issuable to Purchaser on the Closing Date, with an exercise price equal to $0.80, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

(vi)        the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)           this Agreement duly executed by such Purchaser; and

(ii)          such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein);

(ii)          all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii)         the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)         the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)         there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)         from the date hereof to the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company.  Except as disclosed in the SEC Reports or the Registration Statement or as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)           Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing (where such concept is recognized) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, assuming due authorization, execution and delivery by the applicable Purchaser thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in respect of such Purchaser in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or public policy.

(d)           No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, (iv) such filings as are required to be made under applicable state securities laws or FINRA, (v) filings required by the Israeli Registrar of Companies and (vi) filings required by the Office of the Chief Scientist of the Israeli Ministry of Industry, Trade and Employment (“OCS”) (collectively, the “Required Approvals”).

(f)           Issuance of the Securities; Registration.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement and the Warrants. The Registration Statement was declared effective on November 24, 2009 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement.  The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been, to the knowledge of the Company, instituted or are threatened by the Commission.  The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus Supplement, with the Commission pursuant to Rule 424(b).  At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           Capitalization.  The authorized capitalization of the Company is as set forth in the SEC Reports.  Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of Ordinary Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as described in the SEC Reports and pursuant to the Company’s stock plans, as a result of the purchase and sale of the Securities and as a result of the Concurrent Private Placement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents.  Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  Except as set forth on Schedule 3.1(h), as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to the disqualification provisions set forth in Rule 144(i) under the Securities Act. Except as set forth on Schedule 3.1(h), the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Except as set forth on Schedule 3.1(h), such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement and for the Concurrent Private Placement, no event, liability, or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been disclosed in the Registration Statement and the Prospectus.

(j)           Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Except as set forth in Schedule 3.1(j), neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company’s knowledge, any current director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)            Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit, except for such revocation or modification as would not have or reasonably be expected to result in a Material Adverse Effect.

(n)           Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens created under license or collaboration agreements relating to the Company’s products or Intellectual Property Rights and Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except where such non-compliance would not have or reasonably be expected to result in a Material Adverse Effect.

(o)           Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Notwithstanding the above, the Company participates in a consortium which is supported by the OCS. The consent of the OCS will be required for the transfer of know how developed in the framework of the consortium or rights to manufacture based on and/or incorporating such know how to third parties who are not members of the consortium.

(p)           Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  Neither the Company nor any Subsidiary has been notified that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have or reasonably be expected to result in a Material Adverse Effect.

(q)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, that would be required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

(r)           Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with any and all requirements of the Sarbanes-Oxley Act of 2002 that are applicable to the Company and effective as of the date hereof, and any and all rules and regulations promulgated by the Commission thereunder that are applicable to the Company and effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

(s)           Certain Fees.  Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due from the Company in connection with the transactions contemplated by the Transaction Documents.

(t)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)           Registration Rights.  No Person has the right to require registration of Ordinary Shares or other securities of the Company or any of its Subsidiaries because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in writing.

(v)           Listing and Maintenance Requirements.  The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  Except as set forth on Schedule 3.1(v), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in Schedule 3.1(v), Company is in compliance with all such listing and maintenance requirements.

(w)          Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers solely  as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x)           Disclosure.  Except with respect to the material terms and conditions of (i) the transactions contemplated by the Transaction Documents and (ii) the Concurrent Private Placement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Registration Statement.   The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z)           Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder and the proceeds, if any, from the Concurrent Private Placement, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within three (3) months from the Closing Date.

(aa)         Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary United States federal and state income and all foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.  There are no unpaid taxes in any material amount claimed to be overdue by the Company by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb)        Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc)         Accountants.  To the knowledge of the Company, Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 20-F for the year ending December 31, 2010.

(dd)        Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee)         Acknowledgement Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the Closing, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ff)          Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(gg)        FDA.  No test conducted in the Company’s laboratory is currently being promoted or sold in a manner that would require the Company to submit a premarket notice or premarket approval application to the U.S. Food and Drug Administration (“FDA”).  There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which alleges that any Company test is being offered in violation of any laws, rules or regulations.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company.

(hh)        Office of Foreign Assets Control.  Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii)           U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(jj)           Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)         Money Laundering.  The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)           Organization; Authority.  Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing (where such concept is recognized) under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, assuming due authorization, execution and delivery by the Company thereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           No Conflicts.  The execution, delivery and performance by such Purchaser of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of such Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of such Purchaser, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Purchaser debt or otherwise) or other understanding to which such Purchaser is a party or by which any property or asset of such Purchaser is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of such Purchaser is bound or affected except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to have a material adverse effect on such Purchaser’s ability to perform in any material respect its obligations under any Transaction Documents.

(c)           Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will (i) be an “accredited investor” as defined in Rule 501, (ii) not be in Israel or an Israeli citizen, corporation or resident, or controlled by an Israeli citizen, corporation or resident, (iii) not be related to any officer or director of the Company and (iv) not hold 5% or more of the Company’s issued share capital or of the voting rights of the Company.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  In the event that following the issuance of the Shares and/or the Warrant Shares a Purchaser will hold 5% or more of the Company's issued share capital or of the voting rights in the Company, then upon such issuance, such Purchaser shall deliver to the Company an executed copy of an Undertaking towards the OCS substantially in the form attached hereto as Annex A or in any other form required by the OCS.

(d)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)           Information.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, financial condition and results of operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by such Purchaser or its advisors, if any.  Such Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk. Such Purchaser acknowledges that the Company participates in a consortium supported by the OCS and therefore the consent of the OCS will be required for the transfer of know how developed in the framework of the consortium or rights to manufacture based on and/or incorporating such know how to third parties who are not members of the consortium.

(f)           Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first became aware of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1          Warrant Shares.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends.  If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws).  The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

4.2          Furnishing of Information.  Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3          Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4          Securities Laws Disclosure; Publicity.  The Company shall, by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and of the Concurrent Private Placement. The Company shall, within four Business Days following the date hereof, file a Report on Form 6-K disclosing the material terms of the transactions contemplated hereby and of the Concurrent Private Placement, which Form 6-K shall include the Transaction Documents as exhibits thereto.  From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.5          Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, solely by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6          Non-Public Information.  Except with respect to the material terms and conditions of (i) the transactions contemplated by the Transaction Documents and (ii) the Concurrent Private Placement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7          Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder substantially as set forth in the Registration Statement and the Prospectus Supplement.

4.8          Indemnification of Purchasers.   Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Purchaser parties entitled to indemnification hereunder.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The Company will have the exclusive right to settle any claim or proceeding, provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Purchaser Party.

4.9          Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10        Listing of Ordinary Shares. The Company hereby agrees to use commercially reasonable efforts to list or quote all of the Shares and Warrant Shares on the Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on the Trading Market. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is reasonably necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing and trading of its Ordinary Shares on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.11        [RESERVED]

4.12        Subsequent Equity Sales.

(a)           From the date hereof until 60 days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents.

(b)           Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance.

4.13        Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14        Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules.  Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

ARTICLE V.
MISCELLANEOUS

5.1          Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before February 25, 2011; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2          Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3          Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4          Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5          Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Shares then outstanding (which amendment shall be binding on all Purchasers) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6          Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger, consolidation or sale of all or substantially all of the Company’s assets).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8          No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.9          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10        Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11        Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13        Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Ordinary Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14        Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if required.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including any such customary indemnity or security) associated with the issuance of such replacement Securities.

5.15        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16        Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17        Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through WS.  WS does not represent any of the Purchasers and only represents Rodman & Renshaw, LLC, the placement agent.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.18        Saturdays, Sundays, Holidays, etc.      If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19        Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.20        WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ROSETTA GENOMICS LTD.		Address for Notice:

By:	/s/ Kenneth A. Berlin	Rosetta Genomics Ltd.
	Name: Kenneth A. Berlin	10 Plaut St.
	Title: President and CEO	Rehovot, Israel, 76706
Attn: Tami Fishman Jutkowitz
General Counsel
Fax: +972-73-222-0701

With a copy to (which shall not constitute notice):
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: Brian P. Keane
Fax: 617-542-2241

and to:
Tulchinsky Stern Marciano
Cohen Levitski & Co.
4 Berkowitz St.
Tel Aviv, Israel 64238
Fax: +972-3-607-5050

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Brio Capital LP

Signature of Authorized Signatory of Purchaser: /s/ Shaye Hirsch

Name of Authorized Signatory: Shaye Hirsch

Title of Authorized Signatory: Managing Partner

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $200,000.40

Shares: 333,334

Warrant Shares: 166,667
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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: GCA Strategic Investment Fund Limited

Signature of Authorized Signatory of Purchaser: /s/ Lewis N. Lester Sr.

Name of Authorized Signatory: Lewis N. Lester Sr.

Title of Authorized Signatory: Director

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $150,000

Shares: 250,000

Warrant Shares: 125,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iguana Healthcare Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Norman Schleifer

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: CFO

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $249,999.60

Shares: 416,666

Warrant Shares: 208,333

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Rockmore Investment Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Michael DiLernia

Name of Authorized Signatory: Michael DiLernia

Title of Authorized Signatory: Authorized Signatory

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $150,000

Shares: 250,000

Warrant Shares: 125,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: JMM Trading LP (please register the warrants as “RBC Dominion Securities Inc, ITF JMM Trading LP A/C 475 80060 29”)

Signature of Authorized Signatory of Purchaser: /s/ Glenn Hunt

Name of Authorized Signatory: Glenn Hunt

Title of Authorized Signatory: Partner

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $300,000

Shares: 500,000

Warrant Shares: 250,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Warberg Opportunistic Trading Fund L.P.

Signature of Authorized Signatory of Purchaser: /s/ Daniel I. Warsh

Name of Authorized Signatory: Daniel I. Warsh

Title of Authorized Signatory: Manager

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $99,996

Shares: 166,660

Warrant Shares: 83,330

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MJFIL Investments LLC

Signature of Authorized Signatory of Purchaser: /s/ Daniel I. Warsh

Name of Authorized Signatory: Daniel I. Warsh

Title of Authorized Signatory: Authorized Signatory

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $25,002

Shares: 41,670

Warrant Shares: 20,835

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Option Opportunities Corp.

Signature of Authorized Signatory of Purchaser: /s/ Daniel Warsh

Name of Authorized Signatory: Daniel Warsh

Title of Authorized Signatory: Authorized Signatory

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $50,004

Shares: 83,340

Warrant Shares: 41,670

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Lincoln Park Capital Fund, LLC By: Lincoln Park Capital LLC, By: Rockledge Capital Corporation

Signature of Authorized Signatory of Purchaser: /s/ Joshua Scheinfeld

Name of Authorized Signatory: Joshua Scheinfeld

Title of Authorized Signatory: President

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $250,000.20

Shares: 416,667

Warrant Shares: 208,333

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bristol Investment Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Paul Kessler

Name of Authorized Signatory: Paul Kessler

Title of Authorized Signatory: Director

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $180,000

Shares: 300,000

Warrant Shares: 150,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Midsummer Ventures, LP

Signature of Authorized Signatory of Purchaser: /s/ Alan Benaim

Name of Authorized Signatory: Alan Benaim

Title of Authorized Signatory: Authorized Signatory

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $270,000

Shares: 450,000

Warrant Shares: 225,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Cranshire Capital LP

Signature of Authorized Signatory of Purchaser: /s/ Keith Goodman

Name of Authorized Signatory: Keith Goodman

Title of Authorized Signatory: COO – Downsview Capital Inc. – The GP

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $297,500.40

Shares: 495,834

Warrant Shares: 247,917

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Freestone Advantage Partners, LP

Signature of Authorized Signatory of Purchaser: /s/ Keith Goodman

Name of Authorized Signatory: Keith Goodman

Title of Authorized Signatory: Authorized Signatory

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $52,500

Shares: 87,500

Warrant Shares: 43,750

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Daniel B. Ahlberg TTEE/Linda O. Ahlberg TTEE Ahlberg Joint Revocable Trust/U/A DTD 8/24/06

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Alice Ann Corporation

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $45,000

Shares: 75,000

Warrant Shares: 37,500

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Robert G. Allison

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $103,200

Shares: 172,000

Warrant Shares: 86,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Anchor Scientific, Inc. Profit Sharing Plan & Trust

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $42,000

Shares: 70,000

Warrant Shares: 35,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Glenn P. Baron

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $9,000

Shares: 15,000

Warrant Shares: 7,500

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: William H. Baxter TTEE/FBO William H. Baxter Rev. Tr U/A DTD 7/3/96

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO William H. Baxter IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Harold C. Becker IRA Rollover

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $6,000

Shares: 10,000

Warrant Shares: 5,000

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[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Gary A. Bergren

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $42,000

Shares: 70,000

Warrant Shares: 35,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: David C. Brown TTEE/Carole A. Brown TTEE David C/Carole A Brown Rev Tr / U/A DTD 10/23/97

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Craig L. Campbell IRA Rollover

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Anne S. Chudnofsky

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Barry S. Chudnofsky DMD/Pro Shar Pl U/A DTD 4/1/86

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $24,000

Shares: 40,000

Warrant Shares: 20,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA Rollover

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $42,000

Shares: 70,000

Warrant Shares: 35,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Gary E. Clipper and Leslie J. Clipper  Joint Account

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Bradley A. Erickson IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Judith Lynne Feist

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $6,000

Shares: 10,000

Warrant Shares: 5,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Thomas Franta

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $9,000

Shares: 15,000

Warrant Shares: 7,500

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO P. Dan Gilbert SEP/IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $9,000

Shares: 15,000

Warrant Shares: 7,500

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Dennis D. Gonyea

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $42,000

Shares: 70,000

Warrant Shares: 35,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Dorothy J. Hoel

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $42,000

Shares: 70,000

Warrant Shares: 35,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Richard A. Hoel

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: James E. and Eleanor Keiper  Joint Account

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $9,000

Shares: 15,000

Warrant Shares: 7,500

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Elizabeth J. Kuehne IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Elizabeth J. Kuehne TTEE/John E. Romundstad TTEE Kuehne-Romundstad-Kuestad Fam/ U/A DTD 08/12/2008

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $21,000

Shares: 35,000

Warrant Shares: 17,500

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Duane L. Lee IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $9,000

Shares: 15,000

Warrant Shares: 7,500

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Michael E. McElligott  Profit Sharing Plan

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $18,000

Shares: 30,000

Warrant Shares: 15,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Charles W. Pappas IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $18,000

Shares: 30,000

Warrant Shares: 15,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pioneer Mailroom Equipment Inc/Pro Shar Pln DTD 4/28/94

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $24,000

Shares: 40,000

Warrant Shares: 20,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: John T. Potter

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Preventive Cardiovascular Nurses Association

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $84,000

Shares: 140,000

Warrant Shares: 70,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Carolyn Salon

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Joel A. Salon

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Dr. Paul C. Seel and Nancy S. Seel  Joint Account

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $30,000

Shares: 50,000

Warrant Shares: 25,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: E. Terry Skone TTEE/2005 Amendment & Restatement E. Terry Skone Rev. Trust / U/A DTD 11/30/05

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $24,000

Shares: 40,000

Warrant Shares: 20,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Mary T. Strickland IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Piper Jaffray as Custodian FBO Scott E. Strickland IRA

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Stephen P. Vertin

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $12,000

Shares: 20,000

Warrant Shares: 10,000

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO ROSG RD SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Donald O. Voight TTEE/Janet M. Voight TTEE Janet M. Voight Tr / U/A DTD 8/29/96

Signature of Authorized Signatory of Purchaser: /s/ Richard C. Perkins

Name of Authorized Signatory: Richard C. Perkins, Executive Vice President

Title of Authorized Signatory: Perkins Capital Management Inc., Attorney-In-Fact

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $24,000

Shares: 40,000

Warrant Shares: 20,000

[SIGNATURE PAGES CONTINUE]

ANNEX A

To:	The Research Committee
The Office of the Chief Scientist
Jerusalem

Relating to projects that have been financed by or are currently being financed by the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor (the "OCS") _______________ [Please specify project title and OCS' file number] and to projects of the Company (as this term is defined below) that may be financed by the OCS in the future (the "Projects").

Undertaking

We, the undersigned, of                                                                                           [Foreign investor's name] a company incorporated, organized and existing under the laws of _________________ and whose registered office is at _________________ ("______"), having, by an agreement dated                                , committed to invest in
                                                  Ltd. (the "Company"), in exchange for [number and type of shares] ________ shares of the Company;

Recognizing that the Company's research and development Projects are currently, have been or will be financially supported by the Government of the State of Israel, through the OCS under and subject to the provisions of The Encouragement of Research and Development in Industry Law 5744-1984 (the "R&D Law") and the regulations, rules and procedures promulgated there under;

Recognizing that the R&D Law places strict constraints on the transfer of know-how and/or production rights, making all such transfers subject to the absolute discretion of the OCS' research committee (the "Research Committee"), acting in accordance with the aims of the R&D Law and requiring that any such transfer receive the prior written approval of the Research Committee;

Hereby declare and undertake:

1.
To observe strictly all the requirements of the R&D Law and the regulations, rules and procedures promulgated there under, as applied to the Company and as directed by the Research Committee, in particular those requirements stipulated under Sections 19, 19A and 19B of the R&D Law relating to the prohibitions on the transfer of know-how and/or production rights.

2.
As a shareholder of the Company, to make all reasonable efforts that the Company shall observe strictly all the requirements of the R&D Law and the regulations, rules and procedures promulgated there under, as applied to the Company and as directed by the Research Committee, in particular those requirements stipulated under Sections 19, 19A and 19B of the R&D Law relating to the prohibitions on the transfer of know-how and/or production rights.

_____________________                               _________________________________
              Date  Name (block letters) and signature of Authorized Company Representative and Company Seal